UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2026

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TIANCI INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

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Nevada	001-42591	45-5540446
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Unit 1109, Lippo Sun Plaza, 28 Canton Road,

Tsim Sha Tsui, Kowloon, Hong Kong 999077

(Address of Principal Executive Office) (Zip Code)

852-266-21800

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CIIT	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on April 10, 2026, the Board of Directors (the "Board") of Tianci International, Inc. (the "Company") and the holders of a majority of the outstanding voting power of the Company (the "Majority Stockholders") approved, by written consent in lieu of a meeting, resolutions authorizing the Board to amend the Company’s Articles of Incorporation (the "Amendment") with the Secretary of State of the State of Nevada to effect one or more reverse stock splits of the Company’s outstanding common stock, par value $0.0001 per share ("Common Stock"), at an aggregate ratio of up to 1-for-250, with the exact ratio and timing to be determined by the Board in its sole discretion, at any time within two years following the date of the stockholders’ resolution. This action, and the Company’s related disclosures, were described in the Company’s definitive information statement on Schedule 14C, which was filed with the U.S. Securities and Exchange Commission on April 24, 2026 (the "Information Statement") pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended.

On June 30, 2026, pursuant to the authority granted by the Board and the Majority Stockholders, the Board determined the final ratio for the reverse stock split at one-for-ten (1:10) (the “Reverse Stock Split”), effective as July 20, 2026.

Commencing on July 20, 2026, trading of the Company’s Common Stock continues on The Nasdaq Capital Market under the symbol “CIIT” on a Reverse Stock Split-adjusted basis. The new CUSIP number for the Company’s Common Stock following the Reverse Stock Split will be 88631G403.

As a result of the Reverse Stock Split, every ten (10) shares of the Company’s issued and outstanding Common Stock immediately prior to the Effective Time was automatically combined and converted into one (1) share of Common Stock, without any change in the par value per share. The Reverse Stock Split reduced the number of issued and outstanding shares of Common Stock from 9,673,907 shares to 967,391  shares. The number of authorized shares of the Company’s Common Stock remains unchanged.

Stockholders who would otherwise be entitled to receive a fractional share will instead have their shares rounded up to the nearest whole number. No fractional shares have been issued as a result of the Reverse Stock Split. Stockholders who otherwise would be entitled to receive a fractional share in connection with the Reverse Stock Split will receive one full share of the post-reverse stock split Common Stock in lieu of such fractional share. The Reverse Stock Split will not affect the par value of the Common Stock.

In addition, as previously disclosed, on June 17, 2026, the Company issued (i) warrants to initially purchase up to 6,055,000 shares of Common Stock at an initial exercise price of $0.81 per share to certain investors (the “Common Warrants”), pursuant to certain securities purchase agreement by and among the Company and such investors dated June 16, 2026, and (ii) warrants to initially purchase up to 302,750 shares of Common Stock at an initial exercise price of $0.81 per share to Maxim Group LLC (the “Placement Agent’s Warrants”) pursuant to certain placement agency agreement by and between the Company and Maxim Group LLC dated June 16, 2026. The Common Warrants and the Placement Agent’s Warrants were issued pursuant to the Registration Statement on Form S-1, as amended (No. 333-296417), which was declared effective by the Securities and Exchange Commission on June 15, 2026.

Immediately following the Reverse Stock Split, the exercise price of the Common Warrants and the Placement Agent’s Warrants will be adjusted to $8.1 per share, the number of shares of Common Stock issuable pursuant to the Common Warrants will be adjusted to 605,500 shares of Common Stock, and the number of shares of Common Stock issuable pursuant to the Placement Agent’s Warrants will be adjusted to 30,275 shares of Common Stock.

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Additionally, the exercise price of the Common Warrants will be further adjusted and reduced to the lowest volume-weighted average price (“VWAP”, and such lowest VWAP, the “Event Market Price”) during the period beginning five consecutive trading days immediately preceding, and ending five consecutive trading days immediately following, July 20, 2026 (the “Share Combination Adjustment Period”) , provided that, for purposes of calculating the Event Market Price, the VWAP for trading days prior to July 20, 2026 will be the VWAP as reported after giving proportional effect to the Reverse Stock Split. The adjustment of the Exercise Price shall take effect beginning at the close of trading on the Nasdaq Capital Market on the first day of the Share Combination Adjustment Period and continuing each trading day thereafter until the close of trading on the Nasdaq Capital Market on the last day of the Share Combination Adjustment Period, effective at the close of trading on the Principal Market on each trading day during the Share Combination Adjustment Period. The number of shares of common stock issuable under the Common Warrants will be increased such that the aggregate exercise price, after giving effect to the decrease in the exercise price, shall be equal to the aggregate exercise price in effect on the issuance date for the warrant shares then outstanding.

As of the closing of trading on July 20, 2026, the Event Market Price is $3.0874 and the number of shares of Common Stock issuable under the Common Warrants is approximately 1,588,570.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 16, 2026, the Company issued a press release announcing the Reverse Stock Split, a copy of which is furnished as an exhibit to this report.

The information in this Item 7.01, including Exhibit 99.1 to this report, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

Exhibits

3.1	Certificate of Amendment to the Articles of Incorporation of the Company
99.1	Press Release dated July 20, 2026
104	Cover page interactive data file (embedded within the iXBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Tianci International, Inc.

Date: July 21, 2026	By:	/s/ Shufang Gao Shufang Gao, CEO

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